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                                                                    EXHIBIT 10.1


               AMENDMENT NUMBER EIGHT TO THE WILLIAMS-SONOMA, INC.
                         ASSOCIATE STOCK INCENTIVE PLAN

     Williams-Sonoma, Inc., a California corporation (the "Company"), hereby adopts this Amendment Number Eight to the Williams-Sonoma, Inc. Associate Stock Incentive Plan, with reference to the following facts:

     A. The Company maintains the Williams-Sonoma, Inc. Associate Stock Incentive Plan, formerly referred to as the Williams-Sonoma, Inc. Employee Profit Sharing and Stock Incentive Plan, (the "Plan").

     B. Article XV of the Plan permits the Company to amend the Plan at any time.

     C. The Company desires to amend the Plan as set forth in this Amendment Number Eight.

     NOW THEREFORE, the Plan is hereby amended as follows:

     1. Effective August 18, 1997, the vesting schedule in Section 11.06 of the Plan is hereby amended to provide as follows:


            Years of Service                                Vested Percentage
            ----------------                                -----------------
            Less than 1 year                                         0%
            1 Year                                                  20%
            2 Years                                                 40%
            3 Years                                                 60%
            4 Years                                                 80%
            5 or more years                                        100%



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     2. Effective as of the date of the execution of this Amendment Number
Eight, Section 13.02 of the Plan is hereby amended in its entirety to provide as follows:

          13.02 Definition of Serious Financial Hardship. A participant shall be treated as having suffered a Serious Financial Hardship only to the extent amounts are needed for one of the following:

          (1) Expenses for medical care described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse or any of the Participant's dependents (as defined in Section 152 of the Code), or necessary for any of such persons to obtain medical care described in
     Section 213(d) of the Code;

          (2) Prevention of the eviction of the Participant from Participant's principal residence or the foreclosure of the mortgage on the Participant's principal residence;

          (3) Payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents (as defined in Section 152 of the Code); or

          (4) Costs related directly to the purchase of a principal residence for the Participant (excluding mortgage payments).


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     3. In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

     IN WITNESS WHEREOF, the Company has executed this Amendment Number Eight this 16th day of September 1997 to be effective as of the dates set forth above.


                                            WILLIAMS-SONOMA, INC.


                                            By: /s/ G. Andrew Rich
                                               ---------------------------------



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